                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):      March 12, 1999
                                                       -----------------------


                               MedPartners, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                     0-27276
                         ----------------------------
                            (Commission File Number)


                                  63-1151076
                      -----------------------------------
                      (IRS Employer Identification Number)


           3000 Galleria Tower, Suite 1000, Birmingham, Alabama 35244
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                    (Address of principal executive offices)


      Registrant's telephone number, including area code:  (205) 733-8996
                                                          ---------------


                                 Not applicable
      ------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On March 12, 1999, MedPartners, Inc., a Delaware corporation ("MedPartners") closed the sale (the "Sale") of Team Health, Inc. and its direct and indirect subsidiaries ("Team Health"), which constituted MedPartners' hospital-based physician business, a part of its Contract Medical Services Division. Team Health organizes and manages physicians and other healthcare professionals engaged in the delivery of emergency, radiology and teleradiology, hospital-based primary care and temporary staffing and support services to hospitals, clinics, managed care organizations and physician groups throughout the United States. The Sale was consummated in accordance with the terms of that certain Recapitalization Agreement (the "Recapitalization Agreement"), dated January 25, 1999, among Team Health Holdings, L.L.C. ("Holdings"), Team Health, Inc., MedPartners and Pacific Physician Services, Inc. ("PPSI"), a wholly-owned subsidiary of MedPartners and the sole stockholder of Team Health, Inc. prior to the Sale, as modified by that Letter Agreement (the "Letter Agreement") dated March 11, 1999, by and among the parties to the Recapitalization Agreement. The Letter Agreement is filed herewith as Exhibit
2.2 and incorporated herein by reference thereto. The purchaser was Holdings, an affiliate of Madison Dearborn Capital Partners II, L.P. ("MDCP"), Cornerstone Equity Investors IV, L.P. ("Cornerstone") and Healthcare Equity Partners, L.P., and Healthcare Equity Q.P. Partners, L.P. (collectively, "HEP"). Neither MedPartners, nor any of its affiliates had, and to the knowledge of MedPartners, no director or officer or any associate of such director or officer had, any material relationship with Holdings, MDCP, Cornerstone or HEP prior to the Sale.

     Pursuant to the Recapitalization Agreement, Holdings, acquired approximately 92.7% of the equity of Team Health, Inc. MedPartners, through PPSI, will retain approximately 7.3% of the equity of the recapitalized Team Health, Inc., consisting of 5,701 shares of ten percent cumulative Class A Preferred Stock of Team Health, Inc., $.01 par value, and approximately 732,727 shares of Common Stock of Team Health, Inc., $.01 par value. The Class A Preferred Stock is redeemable at any time by Team Health, Inc., but must be redeemed on or before December 31, 2009.

     After adjustment based on the cash on hand and indebtedness of Team Health as of February 28, 1999 and capital expenditures made by Team Health during the period from January 1, 1998 through February 28, 1999, MedPartners received cash proceeds of approximately $328 million exclusive of transaction costs and other expenses, including insurance coverage for tail medical malpractice liabilities. The consideration for the Sale was determined through arm's length negotiations between MedPartners, on the one hand, and MDCP, Cornerstone and HEP, on the other. Under the terms of the Recapitalization Agreement, MedPartners acquired medical malpractice tail liability coverage for the Team Health business for matters arising on or prior to the closing from various insurance companies and paid or has agreed to pay premiums aggregating approximately $55 million for such coverage.

     Pursuant to that Registration Agreement (the "Registration Agreement"), dated March 12, 1999, by and among Team Health, Inc., Holdings and PPSI, PPSI and Holdings, as holders of Common Stock of Team Health, Inc. after the Sale, were granted (i) demand registration rights

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which could be exercised upon the approval of the holder or holders of a majority of the Team Health, Inc. Common Stock and (ii) piggyback registration rights which could be exercised upon the approval of the holder or holders of at least a majority of the Team Health, Inc. Common Stock. The Registration Agreement is filed herewith as Exhibit 99.2 and incorporated herein by reference thereto. In addition, Team Health, Inc. is a party to a Stockholders Agreement (the "Stockholders Agreement"), dated March 12, 1999, by and among Team Health, Inc., Holdings and PPSI, which among other things, (i) grants Team Health, Inc. and Holdings a right of first refusal upon any proposed sale by PPSI of its capital stock of Team Health, Inc., (ii) requires PPSI to consent to and participate in any Sale of Team Health, Inc. which is approved by a majority of the stockholders and (iii) grants PPSI preemptive rights upon the issuance of securities in Team Health, Inc. to MDCP, Cornerstone, HEP or any of their affiliates. The Stockholders Agreement is filed herewith as Exhibit 99.3 and incorporated herein by reference thereto.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits
          ----------------------------------

       (c)  Exhibits
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Exhibit No.
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2.1  Recapitalization Agreement by and among Team Health, Inc., MedPartners,
     Inc., Pacific Physician Services, Inc. and Team Health Holdings, L.L.C. dated as of January 25, 1999 (the "Recapitalization Agreement") (incorporated herein by reference to Exhibit 10.1 of MedPartners Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 1999). The Exhibits and Disclosure Letter that are referenced in the table of contents and elsewhere in the Recapitalization Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letter have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

2.2 Letter Agreement by and among Team Health, Inc., MedPartners, Inc., Pacific Physician Services, Inc. and Team Health Holdings, L.L.C. dated March 11, 1999.

99.1 Text of Press Release of MedPartners, Inc., dated January 27, 1999 (incorporated herein by reference to Exhibit 99.1 of MedPartners Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 1999).

99.2 Registration Agreement by and among Team Health, Inc., Team Health Holdings, L.L.C. and Pacific Physician Services, Inc., dated March 12, 1999.

99.3 Stockholders Agreement by and among Team Health, Inc., Team Health Holdings, L.L.C. and Pacific Physician Services, Inc., dated March 12, 1999.

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                                 Signatures
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 26, 1999



                                    MEDPARTNERS, INC.

                              By:   /s/ James H. Dickerson, Jr.
                                   ----------------------------
                                    James H. Dickerson, Jr.
                                    Executive Vice President and
                                    Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                           Page No.
-------                                                           --------

2.1 Recapitalization Agreement by and among Team Health, Inc., MedPartners, Inc., Pacific Physician Services, Inc. and Team Health Holdings, L.L.C. dated as of January 25, 1999 (the "Recapitalization Agreement") (incorporated herein by reference to Exhibit 10.1 of MedPartners Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 1999). The Exhibits and Disclosure Letter that are referenced in the table of contents and elsewhere in the Recapitalization Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letter have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

2.2  Letter Agreement by and among MedPartners, Inc. and Team
     Health Holdings, L.L.C. dated March 11, 1999.

99.1 Text of  Press Release of MedPartners, Inc., dated
     January 27, 1999 (incorporated herein by reference to Exhibit 99.1 of MedPartners Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27,
     1999).

99.2 Registration Agreement by and among Team Health, Inc.,
     Team Health Holdings, L.L.C. and Pacific Physician Services,
     Inc., dated March 12, 1999.

99.3 Stockholders Agreement by and among Team Health, Inc.,
     Team Health Holdings, L.L.C. and Pacific Physician Services,
     Inc., dated March 12, 1999.

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